UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2022

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40524	90-2409612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5269 W. 62nd Avenue, Arvada, Colorado	80003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal and appointment of independent registered public accounting firm

On December 23, 2022, the Audit Committee of the board of directors (the “Audit Committee”) of SHF Holdings, Inc. (the “Company”), dismissed Elliott Davis, PLLC (“Elliot Davis”) as the Company’s independent registered public accounting firm, effective as of December 23, 2022.

Elliot Davis’ report on the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from November 14, 2022 (effective date of engagement) through December 23, 2022, there were no disagreements between the Company and Elliot Davis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Elliot Davis, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the same period, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

The Company delivered a copy of this Current Report on Form 8-K to Elliot Davis on December 23, 2022 and requested a letter addressed to the SEC stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree. The response letter of Elliot Davis is attached as Exhibit 99.1.

On December 23, 2022, the Audit Committee approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective December 23, 2022, to audit the Company’s consolidated financial statements for the year ending December 31, 2022. During the period from November 14, 2022 and subsequent interim period through December 22, 2022, neither the Company nor anyone on the Company’s behalf consulted with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any other matter that was either the subject of a disagreement or a reportable event (each as defined above), except that Marcum served as the independent registered public accounting firm for the Company for the period of February 26, 2021 (inception) through December 31, 2021 and through November 14, 2022.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit
99.1	Letter from Elliot Davis, PLLC to Securities and Exchange Commission
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: December 23, 2022

By:	/s/ Donnie Emmi
Name:	Donnie Emmi
Title:	Chief Legal Officer